                               AMISTAR CORPORATION

                                  EXHIBIT 99.2

                                 CERTIFICATIONS

I, Stuart C. Baker, certify that:

1) I have reviewed this quarterly report on Form 10-Q for the quarter ended September 30, 2002;

2) To the best of my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) To the best of my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Amistar Corporation as of, and for, the periods presented in this quarterly report;

4) The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have to the best of my knowledge:
     a) Designed such disclosure controls and procedures to ensure that material information relating to the Company, is made known to us.
     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
     c) Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date; and

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of Amistar Corporation's Board of Directors to the best of my knowledge:
     a) All significant deficiencies in the design or operation of internal disclosure controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

6) The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal disclosure controls or in other factors that could significantly affect internal disclosure controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                                  By: /s/ Stuart C. Baker
                                                      --------------------------
                                                  Name: Stuart C. Baker
                                                  Title: Chief Executive Officer

                               AMISTAR CORPORATION


I, Gregory D. Leiser, certify that:

1) I have reviewed this quarterly report on Form 10-Q for the quarter ended September 30, 2002;

2) To the best of my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) To the best of my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Amistar Corporation as of, and for, the periods presented in this quarterly report;

4) The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have to the best of my knowledge:
     a) Designed such disclosure controls and procedures to ensure that material information relating to the Company, is made known to us.
     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
     c) Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date; and

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of Amistar Corporation's Board of Directors to the best of my knowledge:
     a) All significant deficiencies in the design or operation of internal disclosure controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

6) The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal disclosure controls or in other factors that could significantly affect internal disclosure controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



                                                  By: /s/ Gregory D. Leiser
                                                      --------------------------
                                                  Name: Gregory D. Leiser
                                                  Title: Chief Financial Officer